First Quarter 2015 │ Investor Presentation

Safe Harbor Statement F O R W A R D - L O O K I N G S T A T E M EN T S This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward- looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2014, and any subsequent Quarterly Reports on form 10-Q, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: the state of credit markets and general economic conditions; changes in interest rates and the market value of our assets; changes in prepayment rates of mortgages underlying our target assets; the rates of default or decreased recovery on the mortgages underlying our target assets; the occurrence, extent and timing of credit losses within our portfolio; the concentration of credit risks we are exposed to; declines in home prices; our ability to establish, adjust and maintain appropriate hedges for the risks in our portfolio; the availability and cost of our target assets; the availability and cost of financing; changes in the competitive landscape within our industry; our ability to successfully implement new strategies and to diversify our business into new asset classes; our ability to manage various operational risks and costs associated with our business; interruptions in or impairments to our communications and information technology systems; our ability to acquire mortgage loans and successfully securitize the mortgage loans we acquire; our ability to acquire mortgage servicing rights (MSR) and successfully operate our seller-servicer subsidiary and oversee our subservicers; the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process; our exposure to legal and regulatory claims; legislative and regulatory actions affecting our business; the impact of new or modified government mortgage refinance or principal reduction programs; our ability to maintain our REIT qualification; and limitations imposed on our business due to our REIT status and our exempt status under the Investment Company Act of 1940. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Two Harbors does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Two Harbors’ most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Two Harbors or matters attributable to Two Harbors or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors. 2

Two Harbors' Mission-Based Strategy

OUR MISSION IS TO BE RECOGNIZED AS THE INDUSTRY-LEADING MORTGAGE REIT:

- Largest hybrid mortgage REIT investing in mortgage assets
- Market capitalization of approximately $3.9 billion[(1)]
- Provider of permanent capital to the U.S. mortgage market
- Thought leader in the U.S. housing market

BENEFIT OF OUR HYBRID MORTGAGE REIT MODEL:

- Flexibility to take advantage of opportunities the residential and commercial mortgage markets, including:
  - Residential mortgage-backed securities (RMBS)
  - Residential mortgage loans
  - MSR
  - Commercial real estate assets
  - Other financial assets

IMPERATIVES:

- Rigorous risk management system
- Strong administrative infrastructure
- Best practice disclosure and corporate governance
- Logically diversify portfolio for benefit of stockholders

(1) Source: Bloomberg as of March 31, 2015.

3

Financial Summary and Business Overview SOLID Q1 -2015 FINANCIAL RESULTS • Total return on book value of 2.2%(1) — Q1-2015 cash dividend of $0.26 per share • Comprehensive Income of $88.9 million — Return on average equity of 8.7%, or $0.24 per share • Generated Core Earnings of $94.1 million, or $0.26 per share(2) ADVANCING OPERATIONAL BUSINESSES • Mortgage Loan Conduit and Securitization ― Completed three securitizations YTD; approximately $815 million in unpaid principal balance (UPB) ― Gaining momentum; $1.2 billion in pipeline at March 31, 2015 • Commercial Real Estate ― Closed on first investment; acquired a $46 million senior mezzanine real estate loan ― Team and infrastructure being developed 4 (1) See Appendix slide 13 for calculation of first quarter 2015 return on book value. (2) Core Earnings is a non-GAAP measure that we define as GAAP net income, excluding impairment losses, realized and unrealized gains or losses on the aggregate portfolio, amortization of business combination intangible assets, reserve expense for representation and warranty obligations on MSR and certain upfront costs related to securitization transactions. As defined, Core Earnings includes interest income or expense and premium income or loss on derivative instruments and servicing income, net of estimated amortization on MSR. Core Earnings is provided for purposes of comparability to other peer issuers. For a reconciliation of GAAP to non-GAAP financials, please refer to the GAAP to non-GAAP reconciliation table in the Appendix on slide 16.

Market and Policy Update MACROECONOMIC ENVIRONMENT & POLICY CONSIDERATIONS • Low, but volatile, interest rate environment – Roughly 60% probability the Federal Reserve will raise rates by at least 25 basis points by December; expected value of 35 basis points(1) • Home price appreciation continues – CoreLogic Home Price Index up 5.9% on rolling 12-month basis(2) • Steady improvement in unemployment – 5.5% in March 2015 versus 6.6% in March 2014 • Actively engaged with a variety of parties in Washington D.C. – Private label securitization market – Servicing standards – GSE risk sharing and housing finance reform – FHFA proposed rulemaking 5 (1) Source: CME Group, as of May 6, 2015. (2) Source: CoreLogic Home Price Index rolling 12-month change in March 2015.

-10% 15% 40% 65% 90% 115% 140% TWO Pine River Mortgage REIT Index TOTA L STO C K H O L DE R R E T U R N O F 14 4 % S I N C E I N C E P T I O N (1) D R I V E N BY S U P E R I O R S E C U R I T Y S E L E C T I O N A N D S O P H I ST I C AT ED R I S K M I T I G AT IO N ST R AT E GI ES Delivering Total Return 6 144% (1) Two Harbors’ total stockholder return is calculated for the period October 29, 2009 through March 31, 2015. Total stockholder return is defined as stock price appreciation including dividends. Source: Bloomberg. (2) Pine River Mortgage REIT Index total stockholder return for the period October 29, 2009 through March 31, 2015. The Pine River Mortgage REIT Index tracks publicly traded REITs whose principal business consists of originating, servicing or investing in residential mortgage interests. The index uses a modified market capitalization weighted methodology, and components are reviewed quarterly for eligibility. Source: Bloomberg. 59% (2)

Market Valuations 7 GROW TH OF OPERATING BUSINESSES CAN DRIVE MULTIPLE EXPANSION • Conduit • MSR • Commercial real estate (1) Valuation multiple calculated by dividing closing common stock market price by book value per common share, as of March 31, 2015. (2) Represents the average multiple of each company in each category, where applicable. (3) Commercial REIT category includes ARI, BXMT, CLNY and STWD. (4) Operating Business category includes PMT and RWT. (5) Credit/Hybrid REIT category includes AMTG, CIM, DX, IVR, MFA, MITT, MTGE, NLY and NYMT. (6) Agency REIT category includes AGNC, ANH, ARR, CMO, CYS and HTS. V A L U A T I O N M U L T I P L E (1) M A R C H 3 1 , 2 0 1 5 (2) Commercial REITs(3) 1.21x Operating Business(4) 1.11x Two Harbors 0.96x Credit/Hybrid REITs(5) 0.90x Agency REITs(6) 0.83x

TARGETED CAPITAL ALLOCATION Q1-2015 ALLOCATION HIGHLIGHTS PORTFOLIO COMPOSITION Portfolio Composition 8 • Capital allocation to operational businesses increased • 55% capital allocation to Rates — Added specified pools • 45% capital allocation to Credit — Continued sales of legacy non-Agency RMBS(8) — Added modestly to GSE risk sharing holdings • Initial investment in Commercial Rates(6) $12.18B Credit(7) $4.10B AS OF MARCH 31, 2015 $16.3B Portfolio $ Millions (1) Assets in “Other - Credit” include credit sensitive residential mortgage loans (CSL) and non-Agency interest-only securities (IOs). (2) Commercial real estate loans consists of senior mezzanine debt. (3) HECM are loans that allow the homeowner to convert home equity into cash collateralized by the value of their home. (4) Includes inverse interest-only securities (IIOs or Agency Derivatives) of $187.8 million. (5) Assets in “Other - Rates” include hybrid ARM and 15-year fixed Agency securities, as well as Ginnie Mae buyout residential mortgage loans. (6) Assets in “Rates” include Agency RMBS, Agency Derivatives, MSR and Ginnie Mae buyout residential mortgage loans. (7) Assets in “Credit” include non-Agency RMBS, prime jumbo residential mortgage loans, net economic interest in securitization trusts and CSL. (8) Non-Agency RMBS, meaning RMBS that are not issued or guaranteed by the Government National Mortgage Association (or Ginnie Mae), the Federal National Mortgage Association (or Fannie Mae), or the Federal Home Loan Mortgage Corporation (or Freddie Mac). 30-Year Fixed $8,556 HECM(3) $1,728 Senior $2,086 Mezzanine $722 MSR $410 Other-Fixed $791 IOs and IIOs(4) $454 Other - Credit(1) $19 Net Economic Interest in Securitization Trusts $770 Prime Jumbo Loans $498 Commercial Real Estate Loans(2) $46 Commercial $0.05B 54% 54% 57% 58% 57% 56% 56% 55% 46% 46% 43% 42% 43% 44% 44% 45% 0% 25% 50% 75% Q2-2013 Q3-2013 Q4-2013 Q1-2014 Q2-2014 Q3-2014 Q4-2014 Q1-2015 Rates Credit Other - Rates(5) $245

Portfolio Performance and Hedging

Q1-2015 PERFORMANCE HIGHLIGHTS

RATES[1]

- Strong MSR performance; yield of 9.8% in quarter

CREDIT[2]

- New issue non-Agency yield up 20 basis points; purchased higher-yielding bonds from GSE credit risk sharing deals

HEDGING

- Positioned for Federal Reserve to move interest rates higher on a measured basis
  - Less rate exposure subsequent to quarter-end
- Maintain low exposure to Agency mortgage spread duration; approximately $1.5 million[3] per basis point

BV EXPOSURE TO +100BPS CHANGE IN RATES[4]



5.0%
2.5%
-
(2.5%)
(5.0%)
1.3%
(2.0%)
(0.1%)
(3.1%)
(2.6%)
Q1-2014
Q2-2014
Q3-2014
Q4-2014
Q1-2015

Q1-2015 NET INTEREST YIELD

Three Months Ended	Dec. 31, 2014	Mar. 31, 2015
Annualized portfolio yield during the quarter	**4.46%**	**4.40%**
Rates[1]		
Agency RMBS, Agency derivatives and MSR	3.7%	3.8%
Ginnie Mae buyout residential mortgage loans	1.7%	1.6%
Credit[2]		
Non-Agency RMBS, legacy[5]	8.8%	8.5%
Non-Agency RMBS, new issue[5]	3.7%	3.9%
Net economic interest in securitization trusts	4.7%	4.6%
Prime jumbo residential mortgage loans	4.0%	3.9%
Credit sensitive loans (CSL)	5.8%	5.4%
Commercial	n/a	7.0%
Annualized cost of funds on average repurchase and advance balance during the quarter[6]	**1.55%**	**1.33%**
Annualized interest rate spread for aggregate portfolio during the quarter	**2.91%**	**3.07%**

(1) Assets in "Rates" include Agency RMBS, IIOs (or Agency Derivatives), MSR and Ginnie Mae buyout residential mortgage loans.
(2) Assets in "Credit" include non-Agency RMBS, prime jumbo residential mortgage loans, net economic interest in securitization trusts and CSL.
(3) Source: Based on our estimates and those of our external manager, PRCM Advisers LLC at March 31, 2015.
(4) Represents estimated percentage change in equity value for theoretical +100 bps parallel shift in interest rates at period end. Change in equity value is total net asset change.
(5) "Legacy" non-Agency RMBS includes non-Agency bonds issued up to and including 2009. "New issue" non-Agency RMBS includes bonds issued after 2009.
(6) Cost of funds includes interest spread expense associated with the portfolio's interest rate swaps.

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Conduit Update • Completed two securitizations during the first quarter, totaling approximately $575 million unpaid principal balance (UPB) – Completed three securitizations YTD; approximately $815 million in unpaid principal balance (UPB) • Pipeline (interest rate locks and prime jumbo residential mortgage loan holdings) strong; approximately $1.2 billion UPB • Retained interest includes AAAs of approximately $585 million and Subs and IOs of approximately $185 million • 33 active sellers; focus on building additional seller relationships 10 PRIME JUMBO LOAN SUMMARY(1) LOCKED, SETTLED AND SECURITIZED LOANS $186 $873 $722 $973 $1,129 $22 $222 $694 $438 $579 $642 $356 $575 $2,006 $0 $500 $1,000 $1,500 $2,000 $2,500 $0 $500 $1,000 $1,500 Q1-2014 Q2-2014 Q3-2014 Q4-2014 Q1-2015 Securitized 2013 - Q1-2015 U P B ( in m ill io n s) U P B ( in m ill io n s) Locked Settled Securitized (1) Data as of March 31, 2015, except where noted. (2) Includes only securitizations completed using our own depositor, Agate Bay Mortgage Trust. (2)

• Opportunity has recently become more attractive • Aim to develop high-quality flow seller network • View MSR as an attractive asset for portfolio • Closed first Commercial Real Estate investment – Acquired a $46 million senior mezzanine real estate loan • Building out personnel and infrastructure requirements necessary to fully ramp program COMMERCIAL REAL ESTATE MSR and Commercial Real Estate Update 11 MORTGAGE SERVICING RIGHTS

-1.7% 1.8% -1.0% -2.6% -9.4% -11.7% -8.2% -6.2% -15.0% -10.0% -5.0% 0.0% 5.0% 2012 2013 2014 2015-YTD 2012 2013 2014 2015-YTD …LESS INTEREST RATE EXPOSURE (3) . . . Attractive Returns With Lower Risk 12 A T T R A C T I VE & C O M P A R A B L E D I V I D E N D Y I E L D (1) …WITH LOWER LEVERAGE (2) . . . SUPERIOR ASSET SELECTION AND RISK MANAGEMENT DRIVE RETURNS WITH LESS RISK TWO Peer Average TWO Peer Average TWO Peer Average …AND LESS PREPAYMENT R ISK (4) TWO Peer Average Note: Two Harbors and peer financial data for Dividend Yield, Leverage, Prepayment Risk and Interest Rate Exposure on this slide is based on available financial information as of March 31, 2015 as filed with the SEC. Peers include AGNC, ANH, ARR, CMO, CYS, HTS, IVR, MFA and NLY. (1) Represents average of annualized yields on all quarterly cash dividends per respective fiscal year. Two Harbor’s first quarter 2013 dividend yield used in annual average calculation was based on cash dividend of $0.32 per share and does not include Silver Bay Realty Trust common stock distribution of $1.01 per share. Annualized yields for each quarter are calculated by dividing annualized quarterly dividends, by closing share price as of respective quarter-ends. Peer dividend data based on peer company press releases. Historical dividends may not be indicative of future dividend distributions. Our company ultimately distributes dividends based on its taxable income per share of common stock. (2) Represents average of debt-to-equity ratios for all reportable quarters per respective fiscal year. Debt-to-equity is defined as total borrowings to fund RMBS, mortgage loans held-for-sale and Agency Derivatives divided by total equity. (3) Represents average of estimated change in equity value for theoretical +100bps parallel shift in interest rates for all reportable quarters per respective fiscal year. Change in equity market capitalization is adjusted for leverage. CMO data not available for Q1 and Q2 2012. (4) Represents average of the constant prepayment rate (“CPR”) on the Agency RMBS portfolio including Agency Derivatives for all reportable quarters per respective fiscal year. 3.8x 3.2x 3.0x 3.4x 6.8x 6.9x 6.4x 6.5x 0.0x 2.0x 4.0x 6.0x 8.0x 2012 2013 2014 2015-YTD 2012 2013 2014 2015-YTD 6.1% 8.1% 7.6% 8.2% 16.9% 15.0% 11.2% 11.4% 0.0% 5.0% 10.0% 15.0% 20.0% 2012 2013 2014 2015-YTD 2012 2013 2014 2015-YTD 15.8% 11.2% 10.3% 9.8% 13.7% 13.6% 11.9% 12.0% 0.0% 5.0% 10.0% 15.0% 20.0% 2012 2013 2014 2015-YTD 2012 2013 2014 2015-YTD

Appendix

Return on Book Value 14 Return on book value Q1-2015 (Per share amounts, except for percentage) Book value at December 31, 2014 $11.10 Book value at March 31, 2015 $11.08 Decrease in book value ($0.02) Dividend declared in Q1-2015 $0.26 Return on book value Q1-2015 $0.24 Return on book value Q1-2015(1) 2.2% (1) Return on book value for quarter ended March 31, 2015 is defined as the decrease in book value from December 31, 2014 to March 31, 2015 of $0.02 per share, plus dividend declared of $0.26 per share, divided by December 31, 2014 book value of $11.10 per share.

DIV IDENDS (1) Financial Performance 15 COMPREHENSIVE INCOME BOOK VALUE AND DIV IDEND PER SHARE (1) GAAP NET INCOME (LOSS) (1) Historical dividends may not be indicative of future dividend distributions. The company ultimately distributes dividends based on its taxable income per common share, not GAAP earnings. The annualized dividend yield on the company’s common stock is calculated based on the closing price of the last trading day of the relevant quarter. $152.6 $230.8 $152.6 $42.2 $88.9 15.7% 23.0% 14.9% 4.1% 8.7% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% $- $100 $200 $300 Q1-2014 Q2-2014 Q3-2014 Q4-2014 Q1-2015 Comp. Income ($M) Comp. Income ROAE (%) $10.71 $11.09 $11.25 $11.10 $11.08 $0.26 $0.26 $0.26 $0.26 $0.26 $8.00 $10.00 $12.00 Q1-2014 Q2-2014 Q3-2014 Q4-2014 Q1-2015 Book Value ($) Dividend Declared ($) ($29.1) $39.7 $193.6 ($37.0) $94.8 ($0.08) $0.11 $0.53 ($0.10) $0.26 ($1.00) ($0.50) $0.00 $0.50 $1.00 $(50) $- $50 $100 $150 $200 $250 Q1-2014 Q2-2014 Q3-2014 Q4-2014 Q1-2015 GAAP Net Inc. ($M) GAAP EPS ($) $0.26 $0.26 $0.26 $0.26 $0.26 10.1% 9.9% 10.8% 10.4% 9.8% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 Q1-2014 Q2-2014 Q3-2014 Q4-2014 Q1-2015 Dividend per Share ($) Dividend Yield (%)

Operating Performance

(In millions, except for per share data)	Core Earnings	Realized Gains	Unrealized MTM	Q4-2014 Financials	Core Earnings	Realized Gains	Unrealized MTM	Q1-2015 Financials
Interest income	$156.2	$ -	$ -	$156.2	$163.0	$ -	$ -	$163.0
Interest expense	31.7	-	-	31.7	33.5	-	-	33.5
Net interest income	124.5	-	-	124.5	$129.5	-	-	$129.5
Net other-than-temporary impairment losses	-	-	(0.2)	(0.2)	-	-	(0.1)	(0.1)
Gain on investment securities	-	24.5	4.2	28.7	-	117.4	12.0	129.4
(Loss) gain on interest rate swaps and swaptions	(32.2)	(3.7)	(116.7)	(152.6)	(27.5)	11.8	(110.7)	(126.4)
Gain (loss) on other derivative instruments	7.0	(14.6)	2.4	(5.2)	7.7	(9.1)	4.4	3.0
Gain on residential mortgage loans held-for-sale	-	9.1	1.9	11.0	-	7.8	1.3	9.1
Servicing income	31.6	-	-	31.6	32.1	-	-	32.1
Loss on servicing asset	(13.7)	-	(41.6)	(55.3)	(13.0)	-	(39.4)	(52.4)
Other income (loss)	0.7	(0.7)	(1.4)	(1.4)	1.0	(3.6)	0.7	(1.9)
Total other (loss) income	(6.6)	14.6	(151.2)	(143.2)	0.3	124.3	(131.7)	(7.1)
Management fees & other operating expenses	33.7	(3.9)	-	29.8	35.4	2.7	-	38.1
Net income (loss) before income taxes	84.2	18.5	(151.4)	(48.7)	94.4	121.6	(131.8)	84.2
Income tax expense (benefit)	1.1	8.6	(21.4)	(11.7)	0.3	3.1	(14.0)	(10.6)
Net income (loss)	**$83.1**	**$9.9**	**$(130.0)**	**$(37.0)**	**$94.1**	**$118.5**	**$(117.8)**	**$94.8**
Weighted average EPS	$0.23	$0.03	$(0.36)	$(0.10)	$0.26	$0.32	$(0.32)	$0.26

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GAAP to Core Earnings Reconciliation (In thousands, except for per share data) Three Months Ended December 31, 2014 Three Months Ended March 31, 2015 Reconciliation of GAAP to non-GAAP Information Core Earnings: Net (loss) income $(36,963) $94,793 Adjustments for non-core earnings: Gain on sale of securities and residential mortgage loans, net of tax (30,447) (122,527) Unrealized gain on trading securities, equity securities and residential mortgage loans held-for-sale, net of tax (3,983) (8,644) Other-than-temporary impairment loss 180 127 Realized loss (gain) on termination or expiration of swaps and swaptions, net of tax 8,458 (7,279) Unrealized losses on interest rate swaps and swaptions economically hedging investment portfolio, repurchase agreements and FHLB advances, net of tax 103,239 97,469 Loss (gain) on other derivative instruments, net of tax 6,028 (824) Realized and unrealized losses on financing securitizations, net of tax 2,129 2,902 Realized and unrealized losses on mortgage servicing rights, net of tax 36,978 36,318 Securitization deal costs, net of tax 834 1,697 Change in representation and warranty reserve, net of tax (3,345) 43 Core Earnings $83,108 $94,075 Weighted average shares outstanding 366,230,566 366,507,657 Core Earnings per weighted average share outstanding $0.23 $0.26 17

6.4% 8.5% 7.9% 7.5% 8.2% 0.0% 5.0% 10.0% 15.0% Q1-2014 Q2-2014 Q3-2014 Q4-2014 Q1-2015 Agency RMBS CPR Rates: Agency RMBS Metrics 18 AGENCY RMBS CPR(3) AGENCY PORTFOLIO YIELDS AND METRICS (1) Securities collateralized by loans of less than or equal to $175K, but more than $85K. (2) Securities collateralized by loans of less than or equal to $85K. (3) Agency weighted average 3-month Constant Prepayment Rate (CPR) includes IIOs (or Agency Derivatives). (4) Weighted average cost basis includes RMBS principal and interest securities only. Average purchase price utilized carrying value for weighting purposes. (5) Securities collateralized by loans with greater than or equal to 80% loan-to-value ratio (LTV). High LTV pools are predominately Making Homeownership Affordable (MHA) pools, consisting of borrowers who have refinanced through HARP. (6) Securities collateralized by loans held by lower credit borrowers as defined by Fair Isaac Corporation (FICO). Portfolio Yield Realized Q4-2014 At Dec. 31, 2014 Realized Q1-2015 At Mar. 31, 2015 Agency yield 3.4% 3.2% 3.5% 3.1% Repo and FHLB costs 0.4% 0.4% 0.4% 0.4% Swap costs 1.0% 0.9% 0.9% 1.1% Net interest spread 2.0% 1.9% 2.2% 1.6% Portfolio Metrics Q4-2014 Q1-2015 Weighted average 3-month CPR(3) 7.5% 8.2% Weighted average cost basis(4) $107.7 $107.9 Agency: Vintage & Prepayment Protection Q4-2014 Q1-2015 Other Low Loan Balance Pools(1) 33% 41% $85K Max Pools(2) 22% 16% HECM 15% 15% 2006 & subsequent vintages – Premium and IOs 12% 12% High LTV (predominately MHA)(5) 5% 4% Seasoned (2005 and prior vintages) 4% 4% Prepayment Protected 4% 4% 2006 & subsequent vintages – Discount 4% 3% Low FICO(6) 1% 1% AGENCY PORTFOLIO COMPOSITION

Rates: Agency RMBS 19 As of March 31, 2015 Par Value ($M) Market Value ($M) % of Agency Portfolio Amortized Cost Basis ($M) Weighted Average Coupon Weighted Average Age (Months) 30-Year Fixed 3.0-3.5% $852 $902 7.7% $905 3.5% 3 4.0-4.5% $6,309 $6,898 58.9% $6,775 4.2% 22 ≥ 5.0% $664 $756 6.5% $719 5.5% 74 $7,825 $8,556 73.0% $8,399 4.2% 27 15-Year Fixed 3.0-3.5% $55 $58 0.5% $54 3.0% 52 4.0-4.5% $2 $2 0.0% $2 4.0% 57 ≥ 5.0% $1 $1 0.0% $1 6.6% 112 $58 $61 0.5% $57 3.1% 53 HECM $1,597 $1,728 14.8% $1,671 4.7% 42 Hybrid ARMs $115 $125 1.1% $121 3.5% 132 Other-Fixed $737 $791 6.8% $753 4.6% 82 IOs and IIOs $4,267 $454(1) 3.9% $420 3.8% 68 Total $14,599 $11,715 100.0% $11,421 4.3% 33 (1) Represents the market value of $266.1 million of IOs and $187.8 million of Agency Derivatives.

Rates: Mortgage Servicing Rights 20 As of Jun. 30, 2014 As of Sept. 30, 2014 As of Dec. 31, 2014 As of Mar. 31, 2015 Fair Value ($M) $500.5 $498.5 $452.0 $410.2 Unpaid Principal Balance ($M) $45,629.2 $45,526.8 $44,949.1 $43,974.9 Weighted Average Coupon 3.9% 3.9% 3.9% 3.9% Original FICO Score 740 730 748 748 Original LTV 74% 74% 74% 74% 60+ Day Delinquencies 1.2% 1.4% 1.5% 1.3% Net Servicing Spread 25 basis points 25 basis points 25 basis points 25 basis points Vintage: Pre-2009 3.8% 3.6% 3.5% 3.4% 2009-2012 64.5% 63.0% 61.2% 60.4% Post 2012 31.7% 33.4% 35.3% 36.2% Percent of MSR Portfolio: Conventional 71.1% 72.1% 72.9% 73.6% Government FHA 21.7% 20.9% 20.3% 19.7% Government VA/USDA 7.2% 7.0% 6.8% 6.7%

Credit: Non-Agency RMBS Metrics 21 NON-AGENCY PORTFOLIO COMPOSITION NON-AGENCY PORTFOLIO YIELDS AND METRICS (1) Weighted average cost basis includes RMBS principal and interest securities only. Average purchase price utilized carrying value for weighting purposes. If current face were utilized for weighting purposes, total non-Agency RMBS excluding the company’s non-Agency interest-only portfolio would have been $57.21 at March 31, 2015. Portfolio Yield Realized Q4-2014 At Dec. 31, 2014 Realized Q1-2015 At Mar. 31, 2015 Non-Agency yield 8.1% 8.1% 7.9% 7.8% Repo and FHLB costs 1.8% 1.7% 1.8% 1.9% Swap costs 0.8% 0.6% 0.1% 0.0% Net interest spread 5.5% 5.8% 6.0% 5.9% NON-AGENCY RMBS CPR Non-Agency: Loan Type Q4-2014 Q1-2015 Sub-Prime 73% 68% Prime 13% 15% Option-ARM 7% 7% Other 4% 6% Alt-A 3% 4% Portfolio Metrics Q4-2014 Q1-2015 Weighted average 3-month CPR 4.2% 5.1% Weighted average cost basis(1) $59.2 $62.0 3.4% 3.6% 4.1% 4.2% 5.1% 0.0% 4.0% 8.0% Q1-2014 Q2-2014 Q3-2014 Q4-2014 Q1-2015 Non-Agency RMBS CPR

Credit: Non-Agency RMBS

As of March 31, 2015	Senior Bonds	Mezzanine Bonds	Total P&I
Portfolio Characteristics:			
Carrying Value ($M)	$2,086.2	$722.2	$2,808.4
% of Credit Portfolio	74%	26%	100%
Average Purchase Price[1]	$57.63	$74.46	$61.96
Average Coupon	2.5%	2.6%	2.6%
Weighted Average Market Price[2]	$75.41	$88.02	$78.30
Collateral Attributes:			
Average Loan Age (months)	92	80	89
Average Loan Size ($K)	$380	$460	$399
Average Original Loan-to-Value	69.8%	72.8%	70.6%
Average Original FICO[3]	633	686	646
Current Performance:			
60+ Day Delinquencies	26.9%	16.2%	24.3%
Average Credit Enhancement[4]	8.8%	15.7%	10.5%
3-Month CPR[5]	3.5%	10.4%	5.1%

(1) Average purchase price utilized carrying value for weighting purposes. If current face were utilized for weighting purposes, the average purchase price for senior, mezzanine and total non-Agency RMBS, excluding our non-Agency interest-only portfolio, would have been $53.10, $71.05 and $57.21, respectively.
(2) Weighted average market price utilized current face for weighting purposes.
(3) FICO represents a mortgage industry accepted credit score of a borrower.
(4) Average credit enhancement remaining on our non-Agency RMBS portfolio, which is the average amount of protection available to absorb future credit losses due to defaults on the underlying collateral.
(5) 3-Month CPR is reflective of the prepayment speed on the underlying securitization; however, it does not necessarily indicate the proceeds received on our investment tranche. Proceeds received for each security are dependent on the position of the individual security within the structure of each deal.

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Repo and FHLB Financing(1) 23 (1) As of March 31, 2015. (2) Repo pledged collateral does not include U.S. Treasuries with repurchase agreements of $2.0 billion outstanding, cash and cash equivalents (restricted and unrestricted) and collateral due from counterparties. (3) Excludes FHLB membership and activity stock totaling $110.3 million as of March 31, 2015. (4) Excludes repurchase agreements collateralized by U.S. Treasuries. Repo and FHLB Collateral(2)(3) Repo FHLB Total ($M) Available–for-sale securities, at fair value $12,016.8 $2,158.9 $14,175.7 Derivative asset, at fair value $186.8 - $186.8 Residential mortgage loans held-for-sale, at fair value $13.2 $402.7 $415.9 Net economic interests in consolidated securitization trusts $359.4 $317.7 $677.1 $12,576.2 $2,879.3 $15,455.5 Repo Maturities(4) Amount ($M) Percent (%) Within 30 days $3,490.4 29% 30 to 59 days $4,030.5 33% 60 to 89 days $1,508.5 12% 90 to 119 days $826.0 7% 120 to 364 days $2,139.9 18% One year and over $98.3 1% $12,093.6 FHLB Maturities Amount ($M) Percent (%) > 1 and ≤ 3 years $651.2 25% > 3 and ≤ 5 years $815.0 31% > 10 years $1,158.8 44% $2,625.0

Maturities Notional Amounts ($B) Average Fixed Pay Rate Average Receive Rate Average Maturity (Years) Payers Hedging Repo and FHLB Advances 2016 $3.4 0.644% 0.268% 1.37 2017 $4.3 1.075% 0.266% 2.35 2018 $2.8 1.145% 0.266% 2.93 2019 and after $1.7 2.350% 0.260% 7.80 $12.2 1.152% 0.266% 2.98 Other Payers 2017 $2.0 1.070% 0.254% 2.29 2018 $2.1 1.563% 0.265% 3.69 2019 and after $1.2 2.164% 0.265% 5.83 $5.3 1.514% 0.261% 3.65 Maturities Notional Amounts ($B) Average Pay Rate Average Fixed Receive Rate Average Maturity (Years) Other Receivers 2018 $0.6 0.262% 1.440% 3.64 2019 and after $1.9 0.263% 2.588% 8.35 $2.5 0.263% 2.320% 7.25 Interest Rate Swaps(1) 24 (1) As of March 31, 2015.

Interest Rate Swaptions(1) 25 (1) As of March 31, 2015. Option Underlying Swap Swaption Expiration Cost ($M) Fair Value ($M) Average Months to Expiration Notional Amount ($M) Average Pay Rate Average Receive Rate Average Term (Years) Purchase Contracts: Payer ≥ 6 Months $259.3 $112.1 53.14 $9,210 4.01% 3M LIBOR 6.9 Total Payer $259.3 $112.1 53.14 $9,210 4.01% 3M LIBOR 6.9 Receiver < 6 Months $26.0 $6.9 3.99 $4,550 3M LIBOR 1.40% 6.7 Total Receiver $26.0 $6.9 3.99 $4,550 3M LIBOR 1.40% 6.7 Sale Contracts: Payer ≥ 6 Months $(81.2) $(14.5) 27.02 $(800) 3.44% 3M LIBOR 10.0 Total Payer $(81.2) $(14.5) 27.02 $(800) 3.44% 3M LIBOR 10.0